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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 FORM 8-K/A
                              CURRENT REPORT

     Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934:

     Date of Report (Date of earliest event reported):

                            March 18, 2004

                             CAGLE'S, INC.
          (Exact name of registrant as specified in its charter)

      GEORGIA                     1-7138                   58-0625713
(State of Incorporation)   (Commission File Number)   (IRS Employer ID No.)

2000 Hills Avenue, N.W., Atlanta, Ga.          30318
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (404) 355-2820



Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         N/A

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         N/A

Item. 3. BANKRUPTCY OR RECEIVERSHIP.

         N/A

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         N/A

Item 5.  OTHER EVENTS.

         N/A

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         N/A

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Pro  forma  financial  information

The accompanying pro forma consolidated balance sheet presents the accounts of Cagle's, Inc. as if the disposition the Perry, Georgia complex occurred on January 3, 2004. The accompanying pro forma consolidated statements of operations present the accounts of Cagle's, Inc. for the year ended March 29, 2003 and the 40 weeks and 14 weeks ended January 3, 2004 as if the disposition had occurred on March 31, 2002.

The following adjustments would be required if the disposition occurred on the dates specified above. These adjustments are indicated in the presentation below. (a) To eliminate the effects of the impairment loss associated with the Perry Complex assets. (b) To record the sale of assets and inventories in the Perry Complex transaction. (c) To retire long term debt and reduce interest expense and related bank fees by the related pro rata amount. (d) To eliminate all of the Perry Complex statement of operations activity from the consolidated financial statements.



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Cagle's, Inc. And Subsidiary
Pro Forma Consolidated Balance Sheets
As of January 03, 2004
(In Thousands, Except Par Value)
(unaudited)
                                       Original
                                       01/03/04   Adjustments   Pro Forma
                                    ------------  -----------  -----------
Assets  -------------------------
CURRENT ASSETS
Cash                                $        15   $        0           15
Accounts receivable, net of
Allowance for doubtful accounts
of $601 at January 03, 2004
respectively                             14,621            0       14,621
Inventories                              26,679       (4,905) b    21,774
Current Refundable Income Taxes             854            0          854
Other current assets                      1,902            0        1,902
                                    ------------  -----------  -----------
Total current assets                     44,071       (4,905)      39,166
                                    ------------  -----------  -----------
Investments in and receivables
from unconsolidated affiliates            4,835            0        4,835
Assets held for sale                     49,887      (45,000) b     4,887

PROPERTY, PLANT, AND EQUIPMENT           94,878            0       94,878
Less accumulated depreciation           (54,885)           0      (54,885)
                                    ------------  -----------  -----------
Property, plant, and equipment, net      39,993            0       39,993

OTHER ASSETS:
Long Term Refundable Taxes                2,851            0        2,851
Intangible Assets                           166            0          166
Other Assets                              3,547            0        3,547
                                    ------------  -----------  -----------
Total Other Assets                        6,564            0        6,564
                                    ------------  -----------  -----------
TOTAL ASSETS                        $   145,350   $  (49,905)  $   95,445
                                    ============  ===========  ===========

LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Curr maturities of long term debt   $    63,007   $  (49,905) c    13,102
Accounts payable                         20,918            0       20,918
Accrued expenses                         13,887            0       13,887
                                    ------------  -----------  -----------
Total current liabilities                97,812      (49,905)      47,907
                                    ------------  -----------  -----------
LONG TERM DEBT (net of current
maturities)                              23,112            0       23,112
NONCURRENT DEFERRED INCOME TAXES             16            0           16
OTHER NONCURRENT LIABILITIES              1,000	           0        1,000

STOCKHOLDERS' EQUITY:
Common stock, $1 par value;
authorized 9,000
Shares and 4,748 issued                   4,748            0        4,748
Additional paid in Capital                4,198            0        4,198
Treasury stock                              (82)           0          (82)
Retained earnings                        14,546            0       14,546
                                    ------------  -----------  -----------
Total stockholders' equity               23,410            0       23,410
                                    ------------  -----------  -----------
TOTAL LIABILITIES AND
         STOCKHOLDERS' EQUITY       $   145,350   $   (49,905)     95,445
                                    ============  ===========  ===========
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Cagle's, Inc., & Subsidiary
Pro Forma Consolidated Statements of Operations
For the 52 weeks March 29, 2003
(Amounts in thousands, except per share data)
(unaudited)
                                          52 wks                     52 wks
                                         as filed      adjust       Pro Forma
                                         03/29/03     03/29/03       03/29/03
                                       -----------  -----------    -----------
Net Sales                              $  313,800   $ (121,584) d  $  192,216
Costs and Expenses:
Cost of Sales                             326,352     (140,804) d     185,548
Selling and Delivery                        9,745       (1,654) d       8,091
General and Administrative                  8,200       (1,483) d       6,717
                                       -----------  -----------    -----------
Total costs and expenses                  344,297     (143,941)       200,356
                                       -----------  -----------    -----------
Income (Loss) From Operations             (30,497)      22,357         (8,140)

Other Income(Expense):
Gain on sale of unconsolidated
      Affiliates                           12,914            0         12,914
Interest expense                           (8,156)       4,554  c      (3,602)
Other (expense)income, net                 (1,037)           7  d      (1,030)
                                       -----------  -----------    -----------
Earnings or (Loss) Before equity in
  earnings of unconsolidated affiliates
  and income taxes (Benefit)              (26,776)      26,917            141

Equity in earnings of unconsolidated
  affiliates                                4,446            0          4,446
                                       -----------  -----------    -----------
Income (Loss) Before Income Taxes         (22,330)      26,916          4,586

Provision (Benefit) For Income Taxes       (9,058)      10,709  d       1,651
                                       -----------  -----------    -----------
Net Income (Loss)                      $  (13,272)      16,207          2,935
                                       ===========  ===========    ===========

Weighted Average Shares Outstanding
              -Basic                        4,745        4,745          4,745
              -Diluted                      4,745        4,745          4,745
                                       ===========  ===========    ===========
Net Income (Loss) Per Common Share
              -Basic                   $    (2.80)  $     3.42     $     0.62
              -Diluted                 $    (2.80)  $     3.42     $     0.62
Dividends Per Common Share             $      .00   $      .00     $      .00
                                       ===========  ===========    ===========

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Cagle's, Inc., & Subsidiary
Pro Forma Consolidated Statements of Operations
For the 40 weeks January 03, 2004
(Amounts in thousands, except per share data)
(unaudited)
                                          40 wks                      40 wks
                                         as filed      adjust       Pro Forma
                                         01/03/04     01/03/04       01/03/04
                                       -----------  -----------    -----------
Net Sales                              $  240,430   $  (87,144) d  $  153,286
Costs and Expenses:
Cost of Sales                             250,233     (110,255) a,d   139,978
Selling and Delivery                        6,643       (1,039) d       5,604
General and Administrative                  7,825       (1,541) d       6,284
                                       -----------  -----------    -----------
Total costs and expenses                  264,701     (112,835)       151,866
                                       -----------  -----------    -----------
Income (Loss) From Operations             (24,271)      25,691          1,420

Other Income(Expense):
Interest expense                           (6,054)       4,164  c      (1,890)
Other (expense)income, net                 (3,807)       3,347  c,d      (460)
                                       -----------  -----------    -----------
Earnings or (Loss) Before equity in
  earnings of unconsolidated affiliates
  and income taxes (benefit)              (34,132)      33,202           (930)

Equity in earnings of unconsolidated
  affiliates                                2,371            0          2,371
                                       -----------  -----------    -----------
Income (Loss) Before Income Taxes         (31,761)      33,202          1,441

Provision (Benefit) For Income Taxes       (3,179)       3,698  d         519
                                       -----------  -----------    -----------
Net Income (Loss)                      $  (28,582)      29,504            922
                                       ===========  ===========    ===========
Weighted Average Shares Outstanding
              -Basic                        4,747        4,747          4,747
              -Diluted                      4,747        4,747          4,747
                                       ===========  ===========    ===========
Net Income (Loss) Per Common Share
              -Basic                   $    (6.02)  $     6.22     $     0.19
              -Diluted                 $    (6.02)  $     6.22     $     0.19
Dividends Per Common Share             $      .00   $      .00     $      .00
                                       ===========  ===========    ===========

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Pro Forma Consolidated Statements of Operations
For the 14 weeks January 03, 2004
(Amounts in thousands, except per share data)
(unaudited)
                                          14 wks                      14 wks
                                         as filed     adjust        Pro Forma
                                         01/03/04     01/03/04       01/03/04
                                       -----------  -----------    -----------
Net Sales                              $   82,648   $  (29,576) d  $   53,072
Costs and Expenses:
Cost of Sales                              98,132      (47,315) a,d    50,817
Selling and Delivery                        2,333         (430) d       1,903
General and Administrative                  3,093         (819) d       2,274
                                       -----------  -----------    -----------
Total costs and expenses                  103,558      (48,564)        54,994
                                       -----------  -----------    -----------
Income (Loss) From Operations             (20,910)      18,988         (1,922)

Other Income(Expense):
Interest expense                           (2,213)       1,391  d        (822)
Other (expense)income, net                 (3,801)       3,348  c,d      (453)
                                       -----------  -----------    -----------
Earnings or (Loss) Before equity in
  earnings of unconsolidated affiliates
  and income taxes (benefit)              (26,924)      23,727         (3,197)

Equity in earnings of unconsolidated
  affiliates                                  816            0            816
                                       -----------  -----------    -----------
Income (Loss) Before Income Taxes         (26,108)      23,727         (2,381)

Provision (Benefit) For Income Taxes       (1,159)         302  d        (857)
                                       -----------  -----------    -----------
Net Income (Loss)                      $  (24,949)      23,425         (1,524)
                                       ===========  ===========    ===========

Weighted Average Shares Outstanding
              -Basic                        4,747        4,747          4,747
              -Diluted                      4,747        4,747          4,747
                                       ===========  ===========   ===========
Net Loss Per Common Share
              -Basic                   $    (5.26)  $     4.93     $    (0.32)
              -Diluted                 $    (5.26)  $     4.93     $    (0.32)
Dividends Per Common Share             $      .00   $      .00     $      .00
                                       ===========  ===========    ===========


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Item 8.  CHANGE IN FISCAL YEAR.

         N/A

Item 9.  REGULATION FD DISCLOSURE.

         N/A


SIGNATURES:
 Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: March 18, 2004
                                                     Cagle's, Inc.
                                                     (Registrants)

                                                     /S/ George L. Pitts

                                                     George L. Pitts
                                                     Secretary


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